UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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MONGODB, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your **Vote** Counts!

MONGODB, INC.

2022 Annual Meeting
Vote by June 27, 2022
11:59 PM ET

MONGODB, INC.
499 HAMILTON AVE
PALO ALTO, CA 94301

D86463-P66696

You invested in MONGODB, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 28, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 28, 2022
10:00 A.M. ET

Virtually at:
www.virtualshareholdermeeting.com/MDB2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of three Class II directors, each to serve until our Annual Meeting of Stockholders in 2025. **Nominees:** 01) Francisco D'Souza 02) Charles M. Hazard, Jr. 03) Tom Killalea	For
2. Approval, on a non-binding advisory basis, of the compensation of our named executive officers.	For
3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2023.	For

NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D86464-P66696